UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 2, 2014 (November 25, 2014)

Springleaf Finance Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-06155	35-0416090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N.W. Second Street,

Evansville, Indiana 47708

(Address of principal executive offices)(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On November 25, 2014, Springleaf Finance Corporation (“SFC,” “we,” “us” or “our”) entered into an underwriting agreement (the “Underwriting Agreement”) with Springleaf Holdings, Inc. (“SHI”), as guarantor, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale of $700 million aggregate principal amount of our 5.25% Senior Notes due 2019 (the “Notes”) in a public offering made pursuant to a registration statement and related prospectus supplement filed with the Securities and Exchange Commission.  The Notes will be guaranteed on an unsecured basis by SHI.

Subject to customary closing conditions, this offering is expected to close on or about December 3, 2014.

The Underwriting Agreement includes customary representations, warranties and covenants by each of SFC and SHI. It also provides for customary indemnification by each of SFC, SHI and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 8.01.                Other Events.

On November 25, 2014, we issued a press release announcing the pricing of the public offering of the Notes. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement, dated November 25, 2014, among Springleaf Finance Corporation, Springleaf Holdings, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

99.1	Press Release of Springleaf Finance Corporation, dated November 25, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGLEAF FINANCE CORPORATION

By:	/s/ Minchung (Macrina) Kgil
Name: Minchung (Macrina) Kgil
Title: Executive Vice President and Chief Financial Officer

Date: December 2, 2014

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated November 25, 2014, among Springleaf Finance Corporation, Springleaf Holdings, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

99.1	Press Release of Springleaf Finance Corporation, dated November 25, 2014.